UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2025
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2025, Fannie Mae filed a current report on Form 8-K with the Securities and Exchange Commission to report that, among other things, on March 17, 2025, the U.S. Federal Housing Finance Agency (“FHFA”) appointed William J. Pulte, Clinton Jones and Michael Stucky to the Board of Directors of Fannie Mae, effective as of that date (the “Original Form 8-K”). Mr. Pulte is the Director of FHFA and Mr. Jones is the General Counsel of FHFA. As noted in the Original Form 8-K, certain required information was not available at the time of filing. This Amendment No. 1 to the Original Form 8-K provides additional information that was not available at that time.
On April 9, 2025 and effective as of that date, Fannie Mae’s Board of Directors appointed:
•Mr. Pulte to serve as Chair of the Nominating and Corporate Governance Committee;
•Mr. Jones to serve as a member of the Compensation and Human Capital Committee and the Risk Policy and Capital Committee; and
•Mr. Stucky to serve as Chair of the Compensation and Human Capital Committee and a member of the Audit Committee.
With these additions, our Board Committee Chairs are:
•Manolo Sánchez as Chair of the Audit Committee;
•Mr. Stucky as Chair of the Compensation and Human Capital Committee;
•Mr. Pulte as Chair of the Nominating and Corporate Governance Committee; and
•Karin Kimbrough as Chair of the Risk Policy and Capital Committee.
On April 10, 2025 and effective as of that date, Fannie Mae’s Board of Directors appointed Mr. Stucky to serve as Vice Chair of the Board.
In addition, Fannie Mae has entered into an indemnification agreement with Mr. Stucky in the form noted in the Original Form 8-K, and is not entering into indemnification agreements with Mr. Pulte or Mr. Jones.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Thomas L. Klein
Thomas L. Klein
Enterprise Deputy General Counsel—Vice President
Date: April 14, 2025
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